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                                                                    EXHIBIT 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the incorporation of our report dated September 19, 1997 covering the financial statements of United Software, Inc. included in this Form 8-K/A, into the Company's previously filed Registration Statement File No. 333-37105.



                                  Arthur Andersen LLP



San Diego, California
September 19, 1997